                                                                   Exhibit 10.23

                                    Schedule
                    Setting Forth Information on Five Hotels
                                   Subject to

                          Master Hotel Lease Agreement
                          Dated as of February 26, 2003
                                     Between
                  Apple Hospitality Five, Inc., as Lessor, and
               Apple Hospitality Five Management, Inc., as Lessee

        (The Master Hotel Lease Agreement permits the addition of hotels over time by the inclusion of new exhibits, the
                     substance of which is set forth below)

A.   BASE RENTS and COMMENCEMENT DATES

Hotel                                 Base Rent    Commencement Date
-----                                 ----------   -----------------

Cypress Residence Inn - California    $1,503,563      May 23, 2003

Cranbury Residence Inn - New Jersey   $1,135,885      May 31, 2003

Somerset Residence Inn - New Jersey   $1,280,868      May 31, 2003

Hauppage Residence Inn - New York     $2,028,399      May 31, 2003

Nashville Residence Inn - Tennessee   $1,276,114     June 20, 2003

B.   SUITE REVENUE BREAKPOINTS

Cypress Residence Inn - California

--------------------------------------------------------------------------------------
Quarters      2003         2004         2005         2006         2007         2008
--------   ----------   ----------   ----------   ----------   ----------   ----------
1st                     $  309,375   $  315,563   $  321,874   $  328,311   $  334,877
2nd        $  150,017   $  618,750   $  631,125   $  643,748   $  656,622   $  669,755
3rd        $  600,069   $  928,125   $  946,688   $  965,621   $  984,934   $1,004,632
4th        $1,050,121   $1,237,500   $1,262,250   $1,287,495   $1,313,245   $1,339,510
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Quarters      2009         2010         2011         2012         2013
--------   ----------   ----------   ----------   ----------   ----------
1st        $  341,575   $  348,406   $  355,375   $  362,482   $  369,732
2nd        $  683,150   $  696,813   $  710,749   $  724,964   $  739,464
3rd        $1,024,725   $1,045,219   $1,066,124   $1,087,446   $1,109,195
4th        $1,366,300   $1,393,626   $1,421,499   $1,449,928   $1,478,927
-------------------------------------------------------------------------

Cranbury Residence Inn - New Jersey

------------------------------------------------------------------------------------
Quarters     2003        2004         2005         2006         2007         2008
--------   --------   ----------   ----------   ----------   ----------   ----------
1st                   $  290,936   $  296,754   $  302,689   $  308,743   $  314,918
2nd        $135,598   $  581,871   $  593,508   $  605,379   $  617,486   $  629,836
3rd        $542,394   $  872,807   $  890,263   $  908,068   $  926,229   $  944,754
4th        $949,189   $1,163,742   $1,187,017   $1,210,757   $1,234,972   $1,259,672
------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Quarters      2009         2010         2011         2012         2013
--------   ----------   ----------   ----------   ----------   ----------
1st        $  321,216   $  327,641   $  334,193   $  340,877   $  347,695
2nd        $  642,433   $  655,281   $  668,387   $  681,755   $  695,390
3rd        $  963,649   $  982,922   $1,002,580   $1,022,632   $1,043,085
4th        $1,284,865   $1,310,563   $1,336,774   $1,363,509   $1,390,780
-------------------------------------------------------------------------

Somerset Residence Inn - New Jersey

------------------------------------------------------------------------------------
Quarters     2003        2004         2005         2006         2007         2008
--------   --------   ----------   ----------   ----------   ----------   ----------
1st                   $  263,553   $  268,824   $  274,201   $  279,685   $  285,279
2nd        $129,465   $  527,107   $  537,649   $  548,402   $  559,370   $  570,557
3rd        $517,858   $  790,660   $  806,473   $  822,603   $  839,055   $  855,836
4th        $906,252   $1,054,213   $1,075,297   $1,096,803   $1,118,739   $1,141,114
------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Quarters      2009         2010         2011         2012         2013
--------   ----------   ----------   ----------   ----------   ----------
1st        $  290,984   $  296,804   $  302,740   $  308,795   $  314,971
2nd        $  581,968   $  593,608   $  605,480   $  617,589   $  629,941
3rd        $  872,952   $  890,411   $  908,220   $  926,384   $  944,912
4th        $1,163,937   $1,187,215   $1,210,960   $1,235,179   $1,259,882
-------------------------------------------------------------------------

Hauppage Residence Inn - New York

-----------------------------------------------------------------------------------------------------------------------
Quarters     2003       2004      2005      2006      2007      2008      2009      2010      2011      2012      2013
--------   --------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
1st                   $17,972   $18,332   $18,698   $19,072   $19,454   $19,843   $20,240   $20,645   $21,057   $21,479
2nd        $ 59,909   $35,945   $36,664   $37,397   $38,145   $38,908   $39,686   $40,480   $41,289   $42,115   $42,957
3rd        $239,636   $53,917   $54,995   $56,095   $57,217   $58,362   $59,529   $60,719   $61,934   $63,172   $64,436
4th        $419,364   $71,889   $73,327   $74,794   $76,290   $77,815   $79,372   $80,959   $82,578   $84,230   $85,915
-----------------------------------------------------------------------------------------------------------------------

Nashville Residence Inn - Tennessee

---------------------------------------------------------------------------------------------------------------------------------
Quarters     2003       2004       2005       2006       2007       2008       2009       2010       2011       2012       2013
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
1st                   $203,767   $207,843   $212,000   $216,240   $220,564   $224,976   $229,475   $234,065   $238,746   $243,521
2nd                   $407,535   $415,685   $423,999   $432,479   $441,129   $449,951   $458,950   $468,129   $477,492   $487,042
3rd        $397,356   $611,302   $623,528   $635,999   $648,719   $661,693   $674,927   $688,425   $702,194   $716,238   $730,563
4th        $695,374   $815,069   $831,371   $847,998   $864,958   $882,257   $899,903   $917,901   $936,259   $954,984   $974,083
---------------------------------------------------------------------------------------------------------------------------------